PROMISSORY NOTE

$3,558,012.55                                              Westport, Connecticut
                                                                 January 3, 2000

     FOR VALUE RECEIVED, VICTORIA R. FASH, an individual with an address at 200 Nyala Farms, Westport, Connecticut (the "Maker"), promises to pay to IMS HEALTH INCORPORATED, a Delaware corporation having an address at 200 Nyala Farms, Westport, Connecticut (the "Company"), its successors and assigns, in United States currency in immediately available funds, at the Company's office at 200 Nyala Farms, Westport, Connecticut, the principal sum of THREE MILLION FIVE HUNDRED FIFTY-EIGHT THOUSAND TWELVE DOLLARS AND FIFTY-FIVE CENTS ($3,558,012.55) (the "Loan") plus interest as hereinafter set forth, and the costs and expenses incurred in the enforcement of this Note to the extent hereinafter provided.

     This Note is being executed pursuant to Section 5(g) of an Employment Agreement dated July 1, 1998 as amended and restated as of January 1, 2000 by and among the Maker and the Company (the "Employment Agreement"). Except as otherwise defined herein, capitalized terms contained in this Note shall have the meanings ascribed to them in the Employment Agreement. In the event that a provision of this Note is inconsistent with or contradicts a provision contained in the Employment Agreement, or any subsequent written amendment to or modification of the Employment Agreement, the provision of the Employment Agreement, as so amended or modified, shall control and resolve any such inconsistency.

     This Loan shall bear interest at the annual rate of six and twenty-one hundredths percent (6.21%), compounded annually. The principal balance of this Loan, together with all interest accrued thereon and all charges lawfully assessed thereon, shall be repaid on December 31, 2008 (the "Maturity Date") unless sooner accelerated pursuant to the terms hereinafter set forth. From and after the occurrence of an Acceleration Event (as hereinafter defined) or after the Maturity Date and until collected, interest on this Loan shall accrue, regardless of whether a judgment has been obtained against the Maker, at a rate per annum equal to four percent (4%) above the rate otherwise set forth above.

     The Maker may prepay the Loan at any time, in whole or in part, without penalty or premium of any kind or nature whatsoever. Any partial prepayments of principal shall be recorded on the grid attached hereto as Appendix A and made a part hereof.

     As used herein, an "Acceleration Event" shall mean (a) the expiration of ninety (90) days after the later to occur of (i) the Company's termination of the Maker's employment by the Company for Cause or (ii) a final determination, pursuant to the arbitration procedure contained in Section 11(c) of the Employment Agreement, affirming the termination of her employment for Cause, in the event that the Maker contests the Company's termination of her employment for Cause within ninety (90) days after such termination, or (b) the expiration of ninety (90) days after the later to occur of (i) the Company has given the Maker notice, in accordance with Section 5(g)(ii) of the Employment Agreement, that she has willfully and materially failed to substantially comply with any restrictive covenant under Section 10 of the Employment Agreement during the time period specified in Section 10, or (ii) in the event that the Maker contests the Company's determination of noncompliance within ninety (90) days after the Company has given such notice, the final determination, pursuant to the arbitration procedure contained in Section 11(c) of the Employment Agreement, affirming that the Maker has willfully and materially failed to substantially comply with any restrictive covenant under Section 10 of the Employment Agreement during the time period specified in Section 10. In the case of the notice referred to in clause (b) of the preceding sentence, such notice shall be effective only if it has been delivered to the Maker, within six months after the Board had knowledge of conduct, or an event, allegedly constituting non-compliance with a restrictive covenant under Section 10 of the Employment Agreement

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during the time period specified in Section 10, and reason to believe that such conduct or event could be grounds for acceleration of the maturity of the Loan, together with a copy of a resolution duly adopted by a majority affirmative vote of the membership of the Board (excluding the Maker) at a meeting of the Board called and held for such purpose (after giving the Maker reasonable notice specifying the nature of the grounds for such acceleration and not less than thirty (30) days to correct the acts or omissions complained of, if correctable, and affording the Maker the opportunity, together with her counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Maker has engaged in conduct set forth in Section 10 of the Employment Agreement during the time period specified in Section 10 which constitutes grounds for accelerating the maturity of the loan.

     If there shall occur an Acceleration Event, or if the Maker is in default of her obligations under any document or instrument executed in connection with this Loan including, without limitation, a Stock Pledge Agreement of even date herewith between the Maker as Pledgor and the Company as Pledgee, the entire principal and accrued interest shall at once become due and payable without notice at the option of the Company. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. If this Note is collected by an attorney at law, the Maker agrees to pay, subject to the following sentence, all costs, including reasonable attorneys' fees incurred in the collection of any sum due hereunder, or in any proceeding instituted to foreclose any security for the Loan and given by the Maker to the Company, or in protecting or sustaining the lien or priority of such security. If there shall occur an Acceleration Event, the obligation of the Maker to pay costs and attorneys' fees incurred in the collection of the Note shall relate only to any costs or fees incurred after the Acceleration Event.

     No extension of time for payment, or a delay in enforcement hereof, nor any renewal of this Note or substitution or release of any collateral or mortgage, with or without notice, shall release the obligation of the Maker to the Company or shall operate as a waiver of any of its rights.

     THE MAKER AND THE COMPANY MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE COMPANY TO ACCEPT THIS NOTE AND MAKE THE LOAN.

     The Maker hereby acknowledges the Company's right of setoff upon and against any and all liabilities or obligations of the Company, or any affiliate of the Company, to the Maker. At any time after an Acceleration Event has occurred, to the extent permitted under applicable law, the Company may set off the same or any part thereof and apply the same to the liability or obligation hereunder of the Maker regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE THE COMPANY TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN PRIOR TO EXERCISING ITS RIGHT OF SETOFF ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     Notwithstanding anything contained herein to the contrary, the Maker's obligation to repay the principal balance and interest accrued on the Loan shall be forgiven in its entirety if any of the following events occur:

          (A) The Maker remains continuously employed by the Company and its successors through December 31, 2008;

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          (B)  The Company terminates the Maker's employment without Cause or the Maker terminates her employment for Good Reason, in either case whether before or after the occurrence of a Change in Control, or the Maker's employment with the Company terminates due to her death; or

          (C) The Maker's employment terminates due to her Disability and the Maker has complied with the restrictive covenants set forth in
               Section 10 of the Employment Agreement through December 31, 2008 (however, the restrictions under Section 10(a) of the Employment Agreement will apply only during the period specified in Section 10(a)).

     All agreements between the Maker and the Company are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Company for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Maker and the Company in the execution, delivery and acceptance of this Note to contract in strict compliance with the law of the State of Connecticut from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any other document or instrument executed in connection herewith at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from any circumstances whatsoever the Company should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby (without prepayment penalty) and not to the payment of interest.

     Upon receipt of an affidavit of an officer of the Company as to the loss, theft, destruction or mutilation of this Note or any other document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other document, the Maker will issue, in lieu thereof, and provided the Company provides the Maker with an indemnification and hold harmless agreement relating thereto, a replacement Note or other document in the same principal amount thereof and otherwise of like tenor.

     This Note is secured by a Stock Pledge Agreement evidencing a security interest in favor of the Company against certain securities, and certain dividends and distributions thereon and proceeds of any of the pledged property, of the Maker as more particularly described therein.


                                                     ---------------------------
                                                     Victoria R. Fash

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


APPENDIX A

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                                            Balance               Initials of
                                          Outstanding              Authorized
                      Amount of              After                  Company
       Date        Principal Repaid    Principal Repayment        Representative
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 January 12, 2000     $631,639.36         $2,926,373.19
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